Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 21, 2014, is entered into between Daybreak Oil and Gas, Inc., a Washington corporation with its chief executive offices located at 601 W. Main Ave., Suite 1017, Spokane, Washington 99201 (the “Lender”), and App Energy, LLC, a Kentucky limited liability company with its chief executive offices located at 104 West Front Street, Monroe, Michigan 48161 (the “Borrower”).

WHEREAS, the Lender and the Borrower are parties to that certain Loan and Security Agreement, dated as of August 28, 2013 (as the same has been and may hereafter be amended from time to time, herein the “Loan Agreement”), pursuant to which the Lender extended certain credit and other financial accommodations to the Borrower, and the parties now wish to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  Capitalized terms used and not otherwise herein defined shall have the respective meanings ascribed thereto in the Loan Agreement.

2.

Modifications to Loan Agreement.  The Loan Agreement is hereby amended as follows, effective from and after the date hereof:

(a)

Section 1.5(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 1.5(f)

Intentionally Left Blank.”

3.

Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Agent or the Lenders.

4.

Representations and Warranties. The Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by the Borrower and (assuming due authorization, execution and delivery by the Lender) constitutes the Borrower’s legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms.

5.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6.

Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

7.

Binding Effect. The provisions of this Amendment shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

8.

Further Assurances; Survival of Warranties.  The parties agree to execute such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Amendment.

9.

Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction.

[Signature Page Follows]

[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LENDER:

DAYBREAK OIL AND GAS, INC.

By:	/s/	KAROL L. ADAMS
	Name:	Karol L. Adams
	Title:	Chief Compliance Officer and Corporate Secretary

BORROWER:

APP ENERGY, LLC

By:	Westside Exploration, LLC
Its:	Manager

	By:	/s/ JOHN A. PIEDMONTE JR.
	Name:	John A. Piedmonte, Jr.
	Its:	Manager